                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


         The undersigned director(s) of Portland General Electric Company hereby appoint(s) Leonard A. Girard, Joseph M. Hirko, Steven N. Elliott and Steven F. McCarrel, and each of them severally, as the attorney-in-fact of the undersigned, to sign in the name(s) and behalf of the undersigned, in any and all capacities stated therein, and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to an aggregate principal amount of up to $250 million of secured and unsecured debt, and any and all amendments and supplements thereto.

Dated:   July 11, 1995
         Portland, Oregon


 /s/ Gwyneth Gamble Booth                                    /s/ Jerry E. Hudson
----------------------------------------                    -------------------------------------------------
Gwyneth Gamble Booth                                        Jerry E. Hudson

 /s/ Peter J. Brix
----------------------------------------                    -------------------------------------------------
Peter J. Brix                                               Warren E. McCain

 /s/ Carolyn S. Chambers                                     /s/ Jerome J. Meyer
----------------------------------------                    -------------------------------------------------
Carolyn S. Chambers                                         Jerome J. Meyer

 /s/ John W. Creighton, Jr.                                  /s/ Randolph L. Miller
----------------------------------------                    -------------------------------------------------
John W. Creighton, Jr.                                      Randolph L. Miller

 /s/ Ken L. Harrison                                         /s/ Richard G. Reiten
----------------------------------------                    -------------------------------------------------
Ken L. Harrison                                             Richard G. Reiten

                                                             /s/ Bruce G. Willison
                                                            -------------------------------------------------
                                                            Bruce G. Willison